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                 SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549


                          F O R M  8-K


                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 9, 1996
                                                 ----------------


               BANKERS TRUST NEW YORK CORPORATION
-------------------------------------------------------
(Exact name of registrant as specified in its charter)



                            NEW YORK
--------------------------------------------------------
      (State or other jurisdiction of incorporation)


        1-5920                           13-6180473
----------------------------   ---------------------------------
(Commission file number)       (IRS employer identification no.)



    130 LIBERTY STREET, NEW YORK, NEW YORK           10006
--------------------------------------------      ----------
    (Address of principal executive offices)      (Zip code)

Registrant's telephone number, including area code (212) 250-2500
                                                   --------------
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Item 5.  Other Events
---------------------

The following press release was published on December 9, 1996 by the Federal Reserve:


                   -------------------------

FOR IMMEDIATE RELEASE                            December 9, 1996

     The Federal Reserve Board today announced the termination of the December 4, 1996 Written Agreement by and among Bankers Trust New York Corporation, Bankers Trust Company, and BT Securities Corporation, all of New York, New York, and the Federal Reserve Bank of New York.

                   ------------------------

The New York State Banking Department has notified Bankers Trust
New York Corporation and Bankers Trust Company that it has terminated the Memorandum of Understanding entered into with the New York State Banking Department on December 21, 1994.



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                           SIGNATURES



          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              BANKERS TRUST NEW YORK CORPORATION



                              By  /s/ Gordon S. Calder, Jr.
                                  ---------------------------
                                    Gordon S. Calder, Jr.
                                    Assistant Secretary




December 9, 1996
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                    Bankers Trust New York Corporation
                               130 Liberty Street
                          New York, New York  10006

Gordon S. Calder, Jr.
Assistant Secretary



                                               December 9, 1996




Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.   20549

Dear Sirs:

     Accompanying this letter is Bankers Trust New York
Corporation's report on Form 8-K dated December 9, 1996 (the "Form 8-K"). The Form 8-K is being filed electronically through the EDGAR System.

     If there are any questions or comments in connection with the enclosed filing, please contact the undersigned collect at 212-250-4857.

                              Very truly yours,



                              By: /s/GORDON S. CALDER, JR.
                              Name:  Gordon S. Calder, Jr.
                              Title: Assistant Secretary